UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2007

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51666	20-3898239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2007, Mr. Toshihiko Ono resigned as a member of the Board of Directors of Spansion Inc. (the “Company”), effective immediately. Mr. Ono did not serve on any committees of the Company’s Board of Directors. Mr. Ono did not resign because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANSION INC.
(Registrant)

Date: March 22, 2007	By:	/s/ Dario Sacomani
	Name:	Dario Sacomani
	Title:	Executive Vice President and Chief Financial Officer

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